AMNUTRIA DAIRY INC.
Pro Forma Condensed Consolidated Financial Statements
(Unaudited)

On October 9, 2007 (the “Effective Date”), Micro-Tech Identification Systems, Inc., (“Micro-Tech” or the “Company”) entered into an Agreement and Plan of Reorganization and Merger (the "Agreement"), pursuant to which AIDH Acquisition, Inc., a wholly-owned subsidiary of the Company, merged with and into American International Dairy Holding Co., Inc. (“AIDH”) (the “Merger”).  At the time of the Merger, the AIDH shareholders exchanged 100% of their shares of capital stock of AIDH (23,809,424 total) for 24,305,546 shares of common stock, $0.001 par value per share (“Common Stock”) of Micro-Tech (at an exchange rate of 1-for-1.020833).  As a result of the Merger, Micro-Tech had an aggregate of 24,999,970 shares of Common Stock issued and outstanding.

Simultaneously with the Merger, Micro-Tech closed on the following sales of its securities:

•
1,333,333 Units to one Investor, consisting of: (i) 1,333,333 shares of Common Stock, (ii) three-year warrants to purchase 266,667 shares of Common Stock, at an exercise price of $0.94 per share, and (iii) two-year warrants to purchase 1,333,333 shares of Common Stock, at an exercise price of $1.50 per share, for an aggregate purchase price of $1,000,000; and

•
2,157,853 Units to certain Investors, consisting of (i) 2,157,853 shares of Common Stock, (ii) 431,570 Class A Warrants, and (iii) 2,157,853 Class B Warrants, for an aggregate purchase price of $3,359,800.

Following these private offerings, the Company had 28,491,156 shares of Common Stock issued and outstanding.

As of the Effective Date, Micro-Tech entered into a Share Repurchase Agreement with a shareholder, pursuant to which the Company repurchased 1,944,444 shares of its issued and outstanding Common Stock from such shareholder for an aggregate purchase price of $3,169,444. As a result of this transaction, the Company had 26,546,712 shares of Common Stock issued and outstanding. The repurchased shares have been returned to treasury stock.

Immediately following the consummation of the Merger, Micro-Tech changed its name to Amnutria Dairy Inc.

For financial reporting purposes, this acquisition will be treated as a "reverse acquisition," whereby AIDH will account for the transaction as a recapitalization of AIDH. As a recapitalization transaction, the historical stockholders' equity of AIDH, the accounting acquirer, is retroactively restated for the equivalent number of shares received by AIDH's shareholders in the merger, and the historical retained earnings/deficit of AIDH are carried forward.

The pro forma financial statements illustrate the effect of the acquisition (pro forma) on the Company's financial position and results of operations. The pro forma balance sheet as of September 30, 2007, is based on the historical balance sheets of the Company and AIDH as of that date and assumes the acquisition took place on that date. The pro forma statements of operations for the nine months ended September 30, 2007, and the year ended December 31, 2006, are based on the historical statements of income of the Company and AIDH for those periods. The pro forma statement of operations assumes the acquisition took place on January 1, 2006.

The unaudited pro forma financial statements may not be indicative of the actual results of the acquisition.

The accompanying pro forma financial statements should be read in connection with the historical financial statements of the Company and AIDH.

Amnutria Dairy Inc.
Pro Forma Balance Sheet
September 30, 2007
(Unaudited)

		American
		International
	Amnutria	Diary
	Diary	Holding Co.	Adjustments	Pro Forma

ASSETS

Current Assets
Cash and cash equivalents	$-	$3,795,003	$1,190,356	$4,985,359
Trade accounts receivable	-	4,937,487	-	4,937,487
Advance to suppliers and other receivables	-	524,067	-	524,067
Inventories	-	2,394,382	-	2,394,382
Total current assets	-	11,650,939	1,190,356	12,841,295

Property and equipment, net	-	2,353,322		2,353,322

	$-	$14,004,261	$1,190,356	$15,194,617

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable and accrued expenses	$7,875	$2,349,390	$(7,875)	$2,349,390
Advances from employees	-	287,600	-	287,600
Taxes payable	-	240,646	-	240,646
Notes payable	-	266,667	-	266,667
Loan from shareholder	32,483	2,191,285	(32,483)	2,191,285
Total current liabilities	40,358	5,335,588	(40,358)	5,335,588

Stockholders' Equity
Preferred stock ($0.001 par value, 10,000,000 shares authorized, no shares issued and outstanding	-	-		-
Common stock ($0.001 par value, 100,000,000 shares authorized, 26,546,712 issued and outstanding at September 30, 2007)	694	10	27,787	28,491
Additional paid-in capital	161,423	1,019,871	1,002,396	2,183,690
Accumulated other comprehensive income	-	470,093	-	470,093
Treasury stock	-	-	(1,944)	(1,944)
Retained earnings	(202,475)	7,178,699	202,475	7,178,699
Total stockholders' equity	(40,358)	8,668,673	1,230,714	9,859,029

	$-	$14,004,261	$1,190,356	$15,194,617

See accompanying note to pro forma financial statements.

Amnutria Dairy Inc.
Pro Forma Statement of Operations
For the Nine Months Ended September 30, 2007
(Unaudited)

		American
		International
	Amnutria	Diary
	Diary	Holding Co.	Adjustments	Pro Forma

Sales	$-	$20,971,555	$-	$20,971,555
Cost of Goods Sold	-	13,853,290	-	13,853,290

Gross Profit	-	7,118,265	-	7,118,265

Operating Expenses
Selling expenses	-	3,427,327	-	3,427,327
Administrative	14,278	558,105	(14,278)	558,105
Depreciation and amortization	-	36,844	-	36,844
Total operating expenses	14,278	4,022,276	(14,278)	4,022,276

Other Income (Expense)
Interest Income	-	3,597	-	3,597
Interest Expense	-	(14,050)	-	(14,050)
Total other income (expense)	-	(10,453)	-	(10,453)

Net Income Before Provision for Income Tax	(14,278)	3,085,536	14,278	3,085,536

Provision for Income Taxes
Current	-	148,594	-	148,594
Deferred	-	-	-	-
	-	148,594	-	148,594

Net Income	$(14,278)	$2,936,942	$14,278	$2,936,942

Basic and Diluted Earnings Per Share	$(0.05)	$293.69		$156.16

Basic and Diluted Weighted Average Shares Outstanding	262,061	10,000		10,000

The Components of Other Comprehensive Income
Net Income	$(14,278)	$2,936,942	$14,278	$1,561,616
Foreign currency translation adjustment	-	212,472	-	103,400

Comprehensive Income	$(14,278)	$3,149,414	$14,278	$1,665,016

See accompanying note to pro forma financial statements.

Amnutria Dairy Inc.
Pro Forma Statement of Operations
For the Year Ended December 31, 2006
(Unaudited)

		American
		International
	Amnutria	Diary
	Diary	Holding Co.		Adjustments	Pro Forma

Sales	$-	$18,816,499		$-	$18,816,499
Cost of Goods Sold	-	12,102,136		-	12,102,136

Gross Profit	-	6,714,363		-	6,714,363

Operating Expenses
Selling expenses	-	3,481,631		-	3,481,631
Administrative	10,998	458,870	6	(10,998)	458,870
Depreciation and amortization	-	37,915		-	37,915
Total operating expenses	10,998	3,978,416		(10,998)	3,978,416

Other Income (Expense)
Interest Income	-	678		-	678
Interest Expense	-	(4,651)		-	(4,651)
Total other income (expense)	-	(3,973)		-	(3,973)

Net Income Before Provision for Income Tax	(10,998)	2,731,974		10,998	2,731,974

Provision for Income Taxes
Current	-	39,349		-	39,349
Deferred	-	-		-	-
	-	39,349		-	39,349

Net Income	$(10,998)	$2,692,625		6$ 10,998	$2,692,625

Basic and Diluted Earnings Per Share	$(0.06)	$269.26			$0.10

Basic and Diluted Weighted Average Shares Outstanding	175,588	10,000			26,546,712

The Components of Other Comprehensive Income
Net Income	$(10,998)	$2,692,625		$10,998	$2,692,625
Foreign currency translation adjustment	-	143,889		-	143,889

Comprehensive Income	$(10,998)	$2,836,514		$10,998	$2,836,514

See accompanying note to pro forma financial statements.

Amnutria Dairy Inc.
Notes to Pro Forma Financial Statements

Condensed Consolidated Balance Sheet Pro Forma Adjustments

The pro forma adjustments to the balance sheet are:

1)	To record effect of recapitalization of American International Dairy Holding Co., Inc.

Accounts Payable	7,875
Loan from shareholder	32,483
Additional paid-in capital	186,413
Common stock		24,296
Retained earnings		202,475

2)	To record the sale of 1,333,333 Shares of Common Stock. 266,667 Class A Warrants and 1,333,333 Class B Warrants

Cash	1,000,000
Common stock		1,333
Additional paid-in capital		998,667

3)	To record the sale of 2,157,853 Shares of Common Stock, 431,570 Class A Warrants and 2,157,853 Class B Warrants

Cash	3,359,800
Common stock		2,158
Additional paid-in capital		3,357,642

4)	To record the repurchase of 1,944,444 Shares of Common Stock for $3,169,444

Treasury stock	1,944
Additional paid-in capital	3,167,500
Cash		3,169,444

Condensed Consolidated Statements of Operations Pro Forma Adjustments

The pro forma adjustments to the consolidated statements of operations are:

5)	To remove activity attributable to Amnutria prior to merger for the six months ended June 30, 2007

To balance - net loss	12,718
Administrative expenses		12,718

6)	To remove activity attributable to Amnutria prior to merger for the year months ended December 31, 2006

To balance - net loss	10,998
Administrative expenses		10,998